                                                                   Exhibit 10.11
                                                                  EXECUTION COPY


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

      Amendment No. 2 (this "Amendment"), dated as of September 24, 2002, to the Credit Agreement, dated as of June 30, 1999, among The BISYS Group, Inc., the Lenders party thereto, JP Morgan Chase Bank, Bank One, NA, Wachovia Bank, National Association and Fleet National Bank, as co-agents thereunder, and The Bank of New York, as Administrative Agent, as amended by Amendment No.1 dated as of September 28, 2000 (as so amended, supplemented or otherwise modified, the "Credit Agreement").

                                    RECITALS

      A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

      B. BISYS Fund Services Limited Partnership ("Fund Services") is a registered broker-dealer and an Exempt Subsidiary and accordingly not within the definition of a Subsidiary Guarantor. Notwithstanding the foregoing, Fund Services executed and delivered the Guarantee Agreement. The Borrower and Fund Services have requested the Administrative Agent to release Fund Services from its obligations under the Guarantee Agreement and the Administrative Agent, with the consent of the Required Lenders, is willing to so agree.

      C. The Borrower has also requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent, with the consent of the Required Lenders, is willing to so agree.

      Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent, with the consent of the Required Lenders, hereby agree as follows:

      1. The obligations of Fund Services under the Guarantee Agreement are released and Fund Services shall no longer be a Subsidiary Guarantor thereunder.

      2. Section 4.16(a) of the Credit Agreement is hereby amended by adding at the end of the first sentence a new sentence to read as follows:

            Immediately before and after giving effect to the making of each Loan, Margin Stock will constitute less than 25% of the Borrower's assets as determined in accordance with Regulation U.

      3. Sections 4.17 and 6.13 of the Credit Agreement are hereby deleted in their entirety.

      4. Section 7.8(c)(ii) is hereby amended and restated in its entirety to read as follows:

            The Borrower may repurchase shares of its capital stock, not subject to or included in the limitation in subsection (i) of this subsection (c), in an aggregate amount not in excess of

            $60,000,000 in any fiscal year on a non-cumulative basis, provided further that if the Borrower receives any amounts in cash during such fiscal year as the result of the exercise of any option granted to an employee of the Borrower or any of its Subsidiaries under any stock option or employee stock purchase plan of the Borrower, the portion of the foregoing $60,000,000 limitation utilized during such fiscal year shall be reduced by the amounts so received.

      5. Section 6.8 of the Credit Agreement is hereby amended by adding the following subsection (c):

            The Borrower acknowledges that Lenders are subject to, among other laws, rules and regulations, Section 23A and Section 23B of the Federal Reserve Act, as amended from time to time, and hereby covenants and agrees not to use any Borrowing (or the proceeds thereof) or Letter of Credit for the specific purpose of benefiting or transferring any such Borrowing (or the proceeds thereof) or Letter of Credit to, any affiliate of any Lender, including without limitation, any Investment Company sponsored or organized by, or affiliated with any such Lender.

      6. Paragraphs 1 through 5 of this Amendment shall not be effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have been satisfied being referred to herein as the "Amendment Effective Date"):

            (a) the Administrative Agent (or its counsel) shall have received from each of the Loan Parties and the Lenders either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;

            (b) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the Secretary or Assistant Secretary of the Borrower (together with a signature guaranty reasonably satisfactory to the Administrative Agent with respect to such officer), (i) attaching true and correct copies of all resolutions, consents and other documents evidencing all necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by the Borrower to authorize this Amendment and the transactions contemplated hereby, (ii) attaching a true and complete copy of the Borrower's Certificate of Incorporation, the Borrower's By-laws or other organizational documents and
(iii) setting forth the incumbency of the officers of the Borrower who may sign this Amendment and each agreement or other document executed or delivered in connection herewith, including therein a signature specimen of each such officer, and (iv) a certificate of good standing of the Secretary of State of the State of Delaware with respect to the Borrower;

            (c) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower hereunder; and

            (d) the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Amendment and the transactions contemplated hereby.

      7. The Borrower hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and the respective obligations of the Loan Parties thereunder, and agrees and admits that no Loan Party has any defense to or offset against any such obligation, and (ii) represents and warrants that (x) Fund Services is a registered broker-dealer and an Exempt Subsidiary and (y) that no Default has occurred and is continuing (or would occur or be continuing after giving effect to the release of Fund Services from its obligations under the Guarantee Agreement) and that all of the respective representations and warranties of the Loan Parties contained in the Loan Documents are true and correct.

      8. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the laws of the State of New York.

      The Credit Agreement and the Guarantee Agreement shall in all other respects remain in full force and effect.

                            [SIGNATURE PAGES FOLLOW]

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   THE BISYS GROUP, INC.

                                   By: /s/ Kevin J. Dell
                                      -----------------------------------------
                                   Name: Kevin J. Dell
                                   Title:   Executive Vice President

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                     THE BANK OF NEW YORK, individually and
                                     as Administrative Agent

                                     By: /s/ Steven L. Wexler
                                        ---------------------------------------
                                     Name: Steven L. Wexler
                                     Title: Vice President

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   JP MORGAN CHASE BANK

                                   By: /s/ Leonard D. Noll
                                      -----------------------------------------
                                   Name: Leonard D. Noll
                                  Title: Vice President

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   BANK ONE, NA

                                   By: /s/ Jeffrey Lubatkin
                                      -----------------------------------------
                                   Name: Jeffrey Lubatkin
                                   Title: Director

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   FLEET NATIONAL BANK

                                   By: /s/ Russ J. Lopinto
                                      -----------------------------------------
                                   Name: Russ J. Lopinto
                                   Title: Senior Vice President

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   PNC BANK, NATIONAL ASSOCIATION

                                   By: /s/Gary W. Wessels
                                      -----------------------------------------
                                   Name: Gary W. Wessels
                                   Title: Vice President

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   SUNTRUST BANK

                                   By: /s/ Jennifer Deatley
                                      ----------------------------------------
                                   Name: Jennifer Deatley
                                   Title:   Assistant Vice President

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By: /s/ Kimberly Shaffer
                                      ----------------------------------------
                                   Name: Kimberly Shaffer
                                   Title: Director

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ John W. Campbell
                                      ----------------------------------------
                                   Name: John W. Campbell
                                   Title: Managing Director

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   CONSENTED AND AGREED TO BY:

                                   BISYS FINANCING COMPANY
                                   UNIVERSAL PENSION, INC.
                                   ASCENSUS INSURANCE SERVICES, INC.
                                   BISYS FUND SERVICES OHIO, INC.
                                   BISYS FUND SERVICES, INC.
                                   BISYS INSURANCE SERVICES, INC.
                                   BISYS, INC.
                                   BISYS DOCUMENT SOLUTIONS, INC.
                                   BISYS EDUCATION SERVICES, INC.
                                   POTOMAC INSURANCE MARKETING GROUP INC.

                                   AS TO EACH OF THE FOREGOING:

                                    By: /s/ Kevin J. Dell
                                        --------------------------------------
                                    Name: Kevin J. Dell
                                    Title:    Executive Vice President


                                   CONSENTED AND AGREED TO BY:

                                   BISYS INFORMATION SOLUTIONS L.P.

                                   By:    BISYS, INC., General Partner

                                    By: /s/ Kevin J. Dell
                                        --------------------------------------
                                    Name: Kevin J. Dell
                                    Title:    Executive Vice President


                                   BISYS DOCUMENT SOLUTIONS, L.P.

                                   By:    BISYS DOCUMENT SOLUTIONS, INC.,
                                          General Partner

                                    By: /s/ Kevin J. Dell
                                       ---------------------------------------
                                    Name: Kevin J. Dell
                                    Title:    Executive Vice President

                              THE BISYS GROUP, INC.
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   BISYS RETIREMENT SERVICES LP

                                   By:    BPS (GP) INC., General Partner

                                    By: /s/ Kevin J. Dell
                                        --------------------------------------
                                    Name: Kevin J. Dell
                                    Title:    Executive Vice President


                                   THE TONER ORGANIZATION, INC.
                                   LIFE BROKERAGE CORPORATION
                                   BISYS PLAN SERVICES, INC.
                                   HARRISON JAMES, INC.
                                   HEMISPHERE FINANCIAL SERVICES, INC.
                                   BISYS MANAGEMENT COMPANY
                                   DALTON PUBLICATIONS, LLC

                                    AS TO EACH OF THE FOREGOING:

                                    By: /s/ Kevin J. Dell
                                        --------------------------------------
                                    Name: Kevin J. Dell
                                    Title:    Executive Vice President